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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 8, 2002

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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-23975                   16-1545669
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 (State or Other Jurisdiction   (Commission file No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (716) 625-7500
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                                 Not Applicable
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          (Former name or former address if changed since last report)

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Items 1, 2, 3, 4, 6, 8 and 9:                        Not Applicable.


Item 5.  Other Events

     On November 12, 2002, First Niagara Financial Group, Inc. (the "Company") issued a press release reporting that First Niagara Bank and First Niagara Financial Group, MHC, its mutual holding company parent, have completed their conversions from New York chartered institutions to federally chartered institutions. The Company also announced that Cayuga Bank and Cortland Savings Bank, formerly operated as wholly owned subsidiaries, have been merged into the Company's primary banking subsidiary, First Niagara Bank. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         Exhibit
         Number     Description
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         99.1       Press release dated November 12, 2002




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      FIRST NIAGARA FINANCIAL GROUP, INC.

                      By:    /s/ Paul J. Kolkmeyer
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                             Paul J. Kolkmeyer
                             Executive Vice President,
                             Chief Operating Officer and
                             Chief Financial Officer
                             (Duly authorized representative)


Dated: November 13, 2002